Basis of Presentation and General Information	12 Months Ended
Dec. 31, 2025
Basis of Presentation and General Information [Abstract]
Basis of Presentation and General Information
1.	Basis of Presentation and General Information

Rubico Inc. (“Rubico”) was formed by Top Ships Inc. (the “Former Parent”) on August 11, 2022 under the laws of the Republic of the Marshall Islands to serve as the holding company of Roman Empire Inc. and Athenean Empire Inc. Top Ships Inc. contributed to Rubico Inc. its 100% interest in Roman Empire Inc. and Athenean Empire Inc. that own two 157,000 dwt suezmax tankers, the M/T Eco West Coast and the M/T Eco Malibu, built in March and May 2021 respectively. Both vessels are time chartered to Clearlake Shipping Pte Ltd.

The contribution was completed on August 1, 2025 (spin-off date) and 13,065 Common Shares and 100,000 from a new series of preferred shares, the Series D Preferred shares (the “Spin off”) were issued. The contribution of Common Shares was pro rata to the beneficial holders of the Former Parent’s outstanding common shares and to beneficial holders of the Former Parent’s outstanding common stock purchase warrants on an as-exercised basis as of June 16, 2025, the record date of the Spin-Off. 100,000 Series D perpetual Preferred shares (see Note 9) were contributed to the holder of the Series D perpetual preferred shares (the “Series D preferred shares”) of the Former Parent to mirror the rights of the Series D preferred shares of the Former Parent. The holder of the Series D preferred shares of the Former Parent is the Lax Trust, which is an irrevocable trust established for the benefit of certain family members of the President, Chief Executive Officer and Director of the Former Parent, Mr. Evangelos Pistiolis.

The accompanying consolidated financial statements include the accounts of Rubico Inc. and its subsidiaries (collectively, the “Company”). Roman Empire Inc. and Athenean Empire Inc. have been accounted using the historical carrying costs of their assets and liabilities from their dates of incorporation. For periods up to August 1, 2025, the accompanying financial statements reflect the financial position and results of the carve-out operations of Roman Empire Inc., Athenean Empire Inc. and Rubico.

In addition, for periods, up to August 1, 2025, intercompany accounts and transactions between Athenean Empire Inc., Roman Empire Inc., Rubico and the Former Parent have been accounted for as Net Former Parent Company investment and represent contributions from or to the Former Parent. The Company as part of the Spin-off has agreed to reimburse the Former Parent for all the expenses that the latter was charged on the Company’s behalf in 2025 and up to the spin-off date. The reporting and functional currency of the Company is the United States Dollar.

The Company is an international provider of worldwide crude oil and passenger recreational transportation services.

The Company’s vessels are managed by Central Shipping Inc. (“CSI”), a related party affiliated with the family of Evangelos J. Pistiolis, the Former Parent’s Chief Executive Officer, Director and President, Mr. Evangelos J. Pistiolis.

As of December 31, 2025, the Company was the sole owner of all outstanding shares of the following subsidiary companies:

Wholly owned Shipowning Companies (“SPC”) during years ended December 31, 2023, 2024 and 2025	Date of Incorporation	Country of Incorporation	Vessel	Delivery Date
Roman Empire Inc.	February 2020	Marshall Islands	Eco West Coast	March 2021
Athenean Empire Inc.	February 2020	Marshall Islands	Eco Malibu	May 2021